Exhibit 10.3

Execution Version

June 12, 2017

CONFIDENTIAL

GenOn Energy, Inc.

804 Carnegie Center

Princeton, NJ 08540-6213

Attention: Mark A. “Mac” McFarland

Backstop Fee Letter

Ladies and Gentlemen:

Reference is made to the backstop commitment letter dated the date hereof (including the term sheet attached thereto, the “Commitment Letter”) among the Backstop Parties party thereto, GenOn Energy, Inc. (now and as it may be reorganized under a joint chapter 11 plan of reorganization, “GenOn”), GenOn Americas Generation LLC (now and as it may be reorganized under a joint chapter 11 plan of reorganization, the “GAG” and, collectively with GenOn, the “Debtors” or “you”) and the Guarantors party thereto. Capitalized terms used but not defined in this letter agreement (this “Fee Letter”) shall have the meanings assigned thereto in the Commitment Letter.

Backstop Fee

As consideration for the commitments and agreements of the Backstop Parties under the Commitment Letter with respect to the Notes, you agree to pay (or cause to be paid) (a) to each Group A Backstop Party its pro rata share of $15,000,000 based on its commitment percentage set forth on Schedule 1 of the Commitment Letter and (b) to each Group B Backstop Party its pro rata share of $30,000,000 based on its commitment percentage set forth on Schedule 1 of the Commitment Letter (in each case, the “Backstop Fee”), payable in cash at the direction of each Backstop Party no later than 5:00 p.m., prevailing New York City time, on June 13, 2017.

General

You agree that the Backstop Fee shall be fully earned as of the date hereof and, once paid, to the extent permitted under applicable law, shall not be refundable under any circumstances. All fees payable hereunder and under the Commitment Letter and the Term Sheet will be paid in U.S. dollars in immediately available funds, and all fees payable hereunder shall be in addition to any reimbursement of the Backstop Parties’ expenses as set forth in the Commitment Letter.  All amounts payable under this Fee Letter shall not be subject to counterclaim or set-off for, or otherwise be affected by, any claim or dispute relating to any other matter. Each Backstop Party reserves the right to allocate, in whole or in part, to its affiliates certain fees payable to it in such manner as it and its affiliates may agree in their sole discretion.

Miscellaneous

It is understood that this Fee Letter shall not constitute or give rise to any obligation on the part of the Backstop Parties to provide any financing; such an obligation will arise only under the Commitment Letter if accepted in accordance with its terms.  This Fee Letter may not be assigned by any party except as permitted by the Commitment Letter. This Fee Letter is intended to be solely for the benefit of the parties hereto (and their applicable permitted successors and assigns), and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto (and their applicable permitted successors and assigns).  This Fee Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto.  The provisions of this Fee Letter shall survive the expiration or termination of the Commitment Letter and the issuance of the Notes. This Fee Letter shall be governed and construed in accordance with the laws of the State of New York.  This Fee Letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.  Delivery of an executed counterpart of a signature page of this Fee Letter by facsimile transmission or by “.pdf” electronic transmission shall be effective as delivery of a manually executed counterpart of this Fee Letter.

[signature pages follow]

IN WITNESS WHEREOF, the parties have duly executed this Fee Letter as of the date first above written.

[Signature pages to Fee Letter]

AGREED AND ACCEPTED AS OF THE
DATE FIRST SET FORTH ABOVE:

GENON ENERGY, INC.

By:	/s/ Mark A. McFarland
	Name:	Mark A. McFarland
	Title:	Chief Executive Officer

GENON AMERICAS GENERATION, LLC

By:	/s/ Mark A. McFarland
	Name:	Mark A. McFarland
	Title:	Chief Executive Officer

[Signature pages to Fee Letter]

AGREED AND ACCEPTED AS OF THE
DATE FIRST SET FORTH ABOVE:

GENON ENERGY HOLDINGS, INC.
GENON ENERGY MANAGEMENT, LLC
GENON ENERGY SERVICES, LLC
GENON MID-ATLANTIC DEVELOPMENT, LLC
GENON POWER OPERATING SERVICES MIDWEST, INC.
HUDSON VALLEY GAS CORPORATION
MIRANT INTELLECTUAL ASSET MANAGEMENT AND MARKETING, LLC
MIRANT NEW YORK SERVICES, LLC
MIRANT POWER PURCHASE, LLC
MIRANT WRIGHTSVILLE INVESTMENTS, INC.
MIRANT WRIGHTSVILLE MANAGEMENT, INC.
NRG AMERICAS, INC.
NRG BOWLINE LLC
NRG CALIFORNIA NORTH LLC
NRG CALIFORNIA SOUTH GP LLC
NRG CANAL LLC
NRG DELTA LLC
NRG FLORIDA GP, LLC
NRG LOVETT DEVELOPMENT I LLC
NRG LOVETT LLC
NRG NEW YORK LLC
NRG NORTH AMERICA LLC
NRG NORTHEAST GENERATION, INC.
NRG NORTHEAST HOLDINGS, INC.
NRG POTRERO LLC
NRG POWER GENERATION ASSETS LLC
NRG POWER GENERATION LLC
NRG POWER MIDWEST GP LLC
NRG SABINE (DELAWARE), INC.
NRG SABINE (TEXAS), INC.
NRG SAN GABRIEL POWER GENERATION LLC
NRG TANK FARM LLC
NRG WHOLESALE GENERATION GP LLC
ORION POWER NEW YORK GP, INC.
ORION POWER NEW YORK LP, LLC
RRI ENERGY SERVICES, LLC, as Guarantors

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	Treasurer

[Signature pages to Fee Letter]

AGREED AND ACCEPTED AS OF THE
DATE FIRST SET FORTH ABOVE:

GENON CAPITAL INC.
GENON FUND 2001 LLC
MIRANT ASIA-PACIFIC VENTURES, LLC
MIRANT INTERNATIONAL INVESTMENTS, INC.
MNA FINANCE CORP.
RRI ENERGY BROADBAND, INC.
RRI ENERGY CHANNELVIEW (DELAWARE) LLC
RRI ENERGY CHANNELVIEW (TEXAS) LLC
RRI ENERGY COMMUNICATIONS, INC.
RRI ENERGY SERVICES CHANNELVIEW LLC
RRI ENERGY SERVICES DESERT BASIN, LLC
RRI ENERGY SOLUTIONS EAST LLC
RRI ENERGY TRADING EXCHANGE, INC.
RRI ENERGY VENTURES, INC., as Guarantors

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	President & Treasurer

NRG CALIFORNIA SOUTH LP, as a Guarantor
By: NRG California South GP LLC, its General Partner

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	Treasurer

NRG FLORIDA LP, as a Guarantor
By: NRG Florida GP, LLC, its General Partner

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	President & Treasurer

[Signature pages to Fee Letter]

NRG POWER MIDWEST LP, as a Guarantor
By: NRG Power Midwest GP LLC, its General Partner

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	Treasurer

NRG WHOLESALE GENERATION LP, as a Guarantor
By: NRG Wholesale Generation GP LLC, its General Partner

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	Treasurer

ORION POWER NEW YORK, L.P., as a Guarantor
By: Orion Power New York GP, Inc., its General Partner

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	Treasurer

RRI ENERGY CHANNELVIEW LP, as a Guarantor
By: RRI Energy Channelview (Texas) LLC, its General Partner

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	President & Treasurer

GENON AMERICAS PROCUREMENT, INC.
GENON ASSET MANAGEMENT, LLC
GENON SPECIAL PROCUREMENT, INC., as Guarantors

By:	/s/ Rachel Smith
	Name:	Rachel Smith
	Title:	Treasurer

Signature pages of Backstop Parties on file with the GenOn Entities.

[Signature pages to Fee Letter]